UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-1512
Oppenheimer Capital Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 08/31/2010

Item 1. Reports to Stockholders.

August 31, 2010

Oppenheimer

Capital Income Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

August 31, 2010 Oppenheimer Management Capital Income Commentary and Fund Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	2.3%
Pharmaceuticals	2.0
Insurance	2.0
Chemicals	1.7
Beverages	1.3
Capital Markets	1.3
IT Services	1.3
Media	1.2
Industrial Conglomerates	1.2
Tobacco	1.0
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on net assets.

Top Ten Common Stock Holdings

Tyco International Ltd.	1.2%
International Business Machines Corp.	1.0
Philip Morris International, Inc.	1.0
Coca-Cola Co. (The)	1.0
Exxon Mobil Corp.	0.9
Celanese Corp., Series A	0.9
Merck & Co., Inc.	0.9
Goldman Sachs Group, Inc. (The)	0.9
MetLife, Inc.	0.8
Mosaic Co. (The)	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

6 | OPPENHEIMER CAPITAL INCOME FUND

Portfolio Allocation
Common Stocks 23.8% Mortgage-Backed Obligations 22.9 Cash Equivalent 18.2 Non-Convertible Corporate Bonds and Notes 14.6 Convertible Corporate Bonds and Notes 11.5 Asset-Backed Securities 6.3 Preferred Stocks 1.4 Event-Linked Bonds 0.6 U.S. Government Obligations 0.6 Options Purchased 0.1 Rights, Warrants and Certificates 0.0
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on the total market value of investments.

7 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the one-year period ended August 31, 2010, Oppenheimer Capital Income Fund’s Class A shares (without sales charge) returned 11.13%. By comparison, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index returned 5.64% and 9.18%, respectively.
     The Fund is conservatively managed, with an emphasis on seeking to generate an attractive yield while preserving principal to protect against inflation and achieve capital appreciation. Toward that end, it employs a mix of equity and equity-like structured notes and convertible bonds, investment-grade fixed-income securities, opportunistic investments and cash. The Fund’s favorable results for this reporting period were attributable primarily to double-digit returns for its allocations to investment-grade fixed-income securities and opportunistic investments. These gains were complemented by more modest gains for the Fund’s investments in equity-related securities and partially offset by an allocation to cash. For the period, the Fund’s equity component outperformed the Russell 3000 Index, largely as a result of better relative stock selection. The equity component outperformed the Russell 3000 Index in eight out of ten sectors, led by health care, financials and materials. The equity component primarily underperformed the Russell 3000 Index in the industrials sector.
     Consistent with a strategy of carefully managing risk, the Fund’s investment-grade fixed-income portfolio was broadly diversified across many sectors, primarily corporate bonds, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), and securities issued by agencies of the federal government (“agencies”). During the market rally, an overweight in corporate bonds, especially bonds issued by financial companies, benefited performance. In addition to corporate bonds, MBS securities issued by agencies and CMBS securities also added to the Fund’s performance. In addition, the Fund’s interest rate strategy of matching the duration of the benchmark through interest rate futures also added significantly to Fund performance.
     For the opportunistic portion of the Fund, we seek to invest in securities that provide attractive yields and, in our view, show potential for price appreciation. We found this combination of yield and appreciation potential among credit-sensitive convertible securities and asset-backed securities. Convertible securities from chip maker Advanced Micro Devices, Inc. (AMD), mobile phone company NII Holdings, Inc., (formerly known as Nextel International), and exploration and production company Carrizo Oil & Gas, Inc., as well as an asset-backed security from aircraft-leasing company Babcock & Brown Air Funding,

8 | OPPENHEIMER CAPITAL INCOME FUND

Ltd., were leading contributors to performance in this segment of the portfolio. AMD, NII and Carrizo posted gains after receiving cash infusions and restructuring their balance sheets. In terms of Babcock & Brown, we bought into it at a significant discount to the value of the underlying assets, and have since exited our position.
     Among the Fund’s stock and equity-like investments, key contributors to results included fertilizer manufacturer Potash Inc., movie-theater operator Cinemark Holdings, Inc., and diversified conglomerate Tyco International Ltd. Our research revealed that Potash is one of only a small number of fertilizer companies, and rising global demand for increased crop yields should give it considerable pricing power in the future. We structured a note to generate a 6% yield with an additional degree of upside exposure to the company’s equity valuation. Once the note matured, we converted our holdings to a pure stock position in Potash. When BHP Billiton, the world’s largest mining company, made an offer to buy Potash in August, 2010, Potash’s stock price jumped, benefiting the Fund. We subsequently exited our position. As for Cinemark, we believe it is well positioned to invest in and benefit from 3D movie technology. Tyco is composed principally of five major business segments: ADT Worldwide; Fire Protection Services; Safety Products; Flow Control, and Electrical and Metal Products. In January 2010, the company announced it was acquiring Brink’s Home Security holdings (operating as Broadview Security). We like Tyco’s prospects for future growth. Additional contributors to Fund performance included two pharmaceutical companies—Merck & Co., Inc., a top ten holding of the Fund at period end, and Biovail Corp. Regarding Biovail, the Fund initiated positions in the company’s stock and convertible bonds during the period, both of which contributed to Fund performance.
     The Fund underperformed the Russell 3000 Index within industrials, primarily as a result of its investments in General Cable Corp., which disappointed for the period. General Cable, a Fortune 500 company based in Kentucky that is a leading manufacturer and distributor of fiber optic cable, experienced profit declines in the second quarter, sending its stock price lower. Other disappointments included QUALCOMM, Inc., Apple, Inc. and Research in Motion Ltd. While we exited our position in QUALCOMM during the period, we reestablished a position in September. Although these three information technology holdings detracted from performance, it should be noted that the Fund outperformed the Index within the information technology sector overall during the period.
     At period end, we felt it appropriate to keep approximately 20% of assets in cash and cash equivalents as a way to dampen overall portfolio volatility, despite the negligible yields on cash equivalents in the current low-interest rate environment. As market conditions improve, we would look to deploy a fair portion of this cash in opportunistic investments.

9 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index and the Russell 3000 Value Index. The Russell 3000 Index is an unmanaged index of large-capitalization U.S. companies. The Barclays Capital U.S. Aggregate Bond Index is a broad-based index of government agencies and corporate debt. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Russell 3000 Value Index is an unmanaged index of the 3,000 largest U.S. companies with lower-price-to-book ratios and lower forecasted growth values. The Fund has changed its benchmarks from the S&P 500 Index to the Russell 3000 Index, and from the Russell 3000 Value Index to the Barclays Capital U.S. Aggregate Bond Index. The Fund believes these indices are more appropriate because they better reflect the markets for the Fund’s typical portfolio investments. Indices cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

10 | OPPENHEIMER CAPITAL INCOME FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Russell 3000 Index Barclays Capital U.S. Aggregate Bond Index S&P 500 Index Russell 3000 Value Index $25,000 20,000 $18,713 ( ) 15,000 $10,000 $12,494 ( ) $10,925 ( ) 10,000 $8,807 ( ) $9,425 $8,330 ( ) 5,000 0 8/31/00 8/31/01 8/31/02 8/31/03 8/31/04 8/31/05 8/31/06 8/31/07 8/31/08 8/31/09 8/31/10 Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 8/31/10 1-Year 4.74% 5-Year –3.89% 10-Year 0.89%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

11 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Capital Income Fund (Class B) Russell 3000 Index Barclays Capital U.S. Aggregate Bond Index S&P 500 Index Russell 3000 Value Index $25,000 20,000 $18,713 ( ) 15,000 $10,000 $12,494 ( ) $11,040 ( ) 10,000 $8,807 ( ) $8,330 ( ) 5,000 0 8/31/00 8/31/01 8/31/02 8/31/03 8/31/04 8/31/05 8/31/06 8/31/07 8/31/08 8/31/09 8/31/10 Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 8/31/10 1-Year 5.05% 5-Year –3.90% 10-Year 0.99%

12 | OPPENHEIMER CAPITAL INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Capital Income Fund (Class C) Russell 3000 Index Barclays Capital U.S. Aggregate Bond Index S&P 500 Index Russell 3000 Value Index $25,000 20,000 $18,713 ( ) 15,000 $10,000 $12,494 ( ) $10,681 ( ) 10,000 $8,807 ( ) $8,330 ( ) 5,000 0 8/31/00 8/31/01 8/31/02 8/31/03 8/31/04 8/31/05 8/31/06 8/31/07 8/31/08 8/31/09 8/31/10 Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 8/31/10 1-Year 9.19% 5-Year –3.56% 10-Year 0.66%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

13 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Capital Income Fund (Class N) Russell 3000 Index Barclays Capital U.S. Aggregate Bond Index S&P 500 Index Russell 3000 Value Index $20,000 $17,407 ( ) 15,000 $12,182 ( ) $10,000 $10,787 ( ) $10,477 ( ) 10,000 $10,137 ( ) 5,000 0 8/31/02 8/31/03 8/31/04 8/31/05 8/31/06 8/31/07 8/31/08 8/31/09 8/31/10 3/1/018/31/01 Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 8/31/10 1-Year 9.74% 5-Year –3.11% Since Inception (3/1/01) 0.49%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

14 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus, and if available, the Fund’s summary prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus, and if available, summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

15 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2010	August 31, 2010	August 31, 2010

Class A	$1,000.00	$1,035.70	$5.04
Class B	1,000.00	1,030.20	10.08
Class C	1,000.00	1,031.10	9.41
Class N	1,000.00	1,034.30	6.95

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.27	5.00
Class B	1,000.00	1,015.32	10.01
Class C	1,000.00	1,015.98	9.34
Class N	1,000.00	1,018.40	6.89
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2010 are as follows:

Class	Expense Ratios

Class A	0.98%
Class B	1.96
Class C	1.83
Class N	1.35
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS August 31, 2010

	Shares	Value

Common Stocks—25.7%
Consumer Discretionary—2.2%
Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc.	385,000	$6,063,750
Burger King Holdings, Inc.	240,000	3,948,000

		10,011,750

Media—1.2%
Cablevision Systems Corp. New York Group, Cl. A	199,000	4,992,910
Cinemark Holdings, Inc.	578,000	8,444,580
Time Warner Cable, Inc.	127,500	6,580,275

		20,017,765

Multiline Retail—0.4%
Target Corp.	121,930	6,237,939
Consumer Staples—3.0%
Beverages—1.3%
Coca-Cola Co. (The)	290,000	16,216,800
Molson Coors Brewing Co., Cl. B, Non-Vtg.	125,000	5,445,000

		21,661,800

Food & Staples Retailing—0.5%
Wal-Mart Stores, Inc.	50,000	2,507,000
Walgreen Co.	190,000	5,107,200

		7,614,200

Food Products—0.2%
B&G Foods, Inc., Cl. A	302,500	3,230,700
Tobacco—1.0%
Philip Morris International, Inc.	327,000	16,820,880
Energy—2.5%
Energy Equipment & Services—0.2%
Schlumberger Ltd.	50,000	2,666,500
Oil, Gas & Consumable Fuels—2.3%
Apache Corp.	20,000	1,797,000
Chevron Corp.	65,900	4,887,144
CONSOL Energy, Inc.	90,600	2,917,320
Enbridge Energy Management LLC[1]	1	5
Exxon Mobil Corp.	258,800	15,310,608
Kinder Morgan Management LLC[1]	1	21
Marathon Oil Corp.	131,750	4,017,058

18 | OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Royal Dutch Shell plc, B Shares	94,510	$2,408,752
Ultra Petroleum Corp.[1]	175,000	6,826,750

		38,164,658

Financials—4.3%
Capital Markets—1.3%
Bond Street Holdings LLC, Cl. A1,2	375,000	7,687,500
Goldman Sachs Group, Inc. (The)	102,000	13,967,880

		21,655,380

Commercial Banks—0.3%
Wells Fargo & Co.	220,000	5,181,000
Diversified Financial Services—0.2%
JPMorgan Chase & Co.	75,000	2,727,000
Insurance—2.0%
Aon Corp.	57,000	2,065,680
CNO Financial Group, Inc.[1]	1,400,000	6,622,000
Everest Re Group Ltd.	125,350	9,920,199
MetLife, Inc.	355,200	13,355,520

		31,963,399

Real Estate Investment Trusts—0.5%
Apollo Commercial Real Estate Finance, Inc.	150,000	2,554,500
Starwood Property Trust, Inc.	308,800	5,873,376

		8,427,876

Health Care—3.4%
Biotechnology—0.8%
Amgen, Inc.[1]	110,000	5,614,400
Gilead Sciences, Inc.[1]	251,000	7,996,860

		13,611,260

Health Care Equipment & Supplies—0.3%
Zimmer Holdings, Inc.[1]	120,000	5,660,400
Health Care Providers & Services—0.3%
WellPoint, Inc.[1]	100,000	4,968,000
Pharmaceuticals—2.0%
Biovail Corp.	63,000	1,440,810
Merck & Co., Inc.	426,604	14,999,397

19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals Continued
Pfizer, Inc.	618,800	$9,857,484
Teva Pharmaceutical Industries Ltd., Sponsored ADR	114,000	5,766,120

		32,063,811

Industrials—2.6%
Aerospace & Defense—0.4%
Lockheed Martin Corp.	103,000	7,160,560
Electrical Equipment—0.2%
General Cable Corp.[1]	126,200	2,807,950
Industrial Conglomerates—1.2%
Tyco International Ltd.	509,500	18,994,160
Machinery—0.7%
Ingersoll-Rand plc	160,000	5,204,800
Navistar International Corp.[1]	34,000	1,423,920
WABCO Holdings, Inc.[1]	144,000	5,077,440

		11,706,160

Trading Companies & Distributors—0.1%
Aircastle Ltd.	250,000	1,952,500
Information Technology—3.6%
Communications Equipment—0.4%
Research in Motion Ltd.[1]	113,333	4,857,452
Tekelec, Inc.[1]	200,000	2,192,000

		7,049,452

Computers & Peripherals—1.0%
Apple, Inc.[1]	24,600	5,986,902
Hewlett-Packard Co.	260,000	10,004,800

		15,991,702

IT Services—1.3%
Accenture plc, Cl. A	100,000	3,660,000
International Business Machines Corp.	138,000	17,005,740

		20,665,740

Semiconductors & Semiconductor Equipment—0.2%
Intel Corp.	240,000	4,252,800
Software—0.7%
Microsoft Corp.	155,000	3,639,400
Oracle Corp.	292,000	6,388,960

20 | OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Software Continued
Take-Two Interactive Software, Inc.[1]	200,000	$1,664,000

		11,692,360

Materials—1.7%
Chemicals—1.7%
Celanese Corp., Series A	565,446	15,097,408
Mosaic Co. (The)	225,880	13,250,121

		28,347,529

Telecommunication Services—0.8%
Diversified Telecommunication Services—0.8%
AT&T, Inc.	472,500	12,771,675
Utilities—1.6%
Electric Utilities—1.0%
Cleco Corp.	298,000	8,442,340
Entergy Corp.	59,000	4,651,560
FirstEnergy Corp.	75,500	2,758,015

		15,851,915

Multi-Utilities—0.6%
CenterPoint Energy, Inc.	442,500	6,544,575
CMS Energy Corp.	200,000	3,500,000

		10,044,575

Total Common Stocks (Cost $401,321,881)		421,973,396

Preferred Stocks—1.5%
Bank of America Corp., 7.25% Non-Cum. Cv.	5,000	4,750,000
Dole Food Co., Inc., 7% Cv., Non-Vtg.[3]	35,000	321,563
H.J. Heinz Finance Co., 8% Cum., Series B3	40	4,278,750
Mylan, Inc., 6.50% Cv., Non-Vtg.	6,000	6,324,300
PNC Financial Services Group, Inc., 9.875% Non-Cum., Series F, Non-Vtg.[4]	75,000	2,163,750
Wells Fargo & Co., 7.50% Cv., Series L, Non-Vtg.	7,000	6,909,000

Total Preferred Stocks (Cost $17,560,140)		24,747,363

Units

Rights, Warrants and Certificates—0.0%
Charter Communications, Inc., Cl. A Wts., Strike Price $46.86, Exp. 11/30/14[1] (Cost $192,089)	38,418	268,926

21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations—24.8%
Government Agency—20.3%
FHLMC/FNMA/FHLB/Sponsored—17.4%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	$1,521,056	$1,603,317
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19[5]	4,055,500	4,303,499
5%, 12/15/34	355,040	380,522
6%, 5/15/18	1,450,731	1,569,523
6.50%, 7/1/28-4/1/34	503,311	558,745
7%, 10/1/31	601,575	683,217
8%, 4/1/16	180,579	196,490
9%, 8/1/22-5/1/25	61,585	68,648
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.60%, 3/25/36[4]	712,388	1,069,553
Series 2034, Cl. Z, 6.50%, 2/15/28	321,308	362,604
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,195,962	1,258,510
Series 2053, Cl. Z, 6.50%, 4/15/28	304,537	343,677
Series 2279, Cl. PK, 6.50%, 1/15/31	594,805	651,640
Series 2326, Cl. ZP, 6.50%, 6/15/31	286,959	323,370
Series 2426, Cl. BG, 6%, 3/15/17	2,047,417	2,231,363
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,121,222	1,265,066
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,709,487	1,911,017
Series 2500, Cl. FD, 0.776%, 3/15/32[4]	156,728	157,595
Series 2526, Cl. FE, 0.676%, 6/15/29[4]	208,906	209,377
Series 2538, Cl. F, 0.876%, 12/15/32[4]	2,277,764	2,293,221
Series 2551, Cl. FD, 0.676%, 1/15/33[4]	146,534	146,833
Series 2626, Cl. TB, 5%, 6/1/33	2,670,656	2,940,017
Series 2638, Cl. KG, 4%, 11/1/27	6,024,523	6,121,911
Series 2648, Cl. JE, 3%, 2/1/30	2,339,751	2,359,613
Series 2663, Cl. BA, 4%, 8/1/16	2,073,852	2,121,023
Series 2686, Cl. CD, 4.50%, 2/1/17	3,351,249	3,432,073
Series 2907, Cl. GC, 5%, 6/1/27	939,276	966,193
Series 2911, Cl. CU, 5%, 2/1/28	2,444,606	2,509,647
Series 2929, Cl. PC, 5%, 1/1/28	937,215	959,274
Series 2952, Cl. GJ, 4.50%, 12/1/28	540,400	548,593
Series 3019, Cl. MD, 4.75%, 1/1/31	2,492,259	2,574,456
Series 3025, Cl. SJ, 23.738%, 8/15/35[4]	228,896	347,145
Series 3033, Cl. UD, 5.50%, 10/1/30	2,793,639	2,903,598
Series 3061, Cl. MB, 5.50%, 5/1/30	1,310,000	1,367,040
Series 3094, Cl. HS, 23.372%, 6/15/34[4]	457,156	666,348
Series 3157, Cl. MC, 5.50%, 2/1/26	1,057,037	1,057,995
Series 3242, Cl. QA, 5.50%, 3/1/30	1,171,461	1,207,242
Series 3279, Cl. PH, 6%, 2/1/27	1,385,947	1,386,276
Series 3291, Cl. NA, 5.50%, 10/1/27	688,019	693,384
Series 3306, Cl. PA, 5.50%, 10/1/27	2,143,027	2,177,002
Series R001, Cl. AE, 4.375%, 4/1/15	1,330,011	1,357,799

22 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.483%, 4/1/27[6]	$463,170	$101,882
Series 192, Cl. IO, 9.409%, 2/1/28[6]	149,656	30,899
Series 2130, Cl. SC, 49.578%, 3/15/29[6]	343,676	57,532
Series 224, Cl. IO, 4.181%, 3/1/33[6]	875,806	149,263
Series 243, Cl. 6, 1.192%, 12/15/32[6]	572,592	92,072
Series 2527, Cl. SG, 14.349%, 2/15/32[6]	570,474	25,438
Series 2531, Cl. ST, 29.467%, 2/15/30[6]	784,187	46,104
Series 2639, Cl. SA, 11.475%, 7/15/22[6]	2,873,853	296,368
Series 2796, Cl. SD, 64.112%, 7/15/26[6]	510,911	86,738
Series 2802, Cl. AS, 99.896%, 4/15/33[6]	701,584	57,797
Series 2815, Cl. PT, 8.693%, 11/15/32[6]	8,127,465	870,072
Series 2920, Cl. S, 66.244%, 1/15/35[6]	2,822,736	532,209
Series 2937, Cl. SY, 21.458%, 2/15/35[6]	12,091,065	1,450,154
Series 3000, Cl. SE, 99.999%, 7/15/25[6]	2,825,774	373,146
Series 3045, Cl. DI, 34.212%, 10/15/35[6]	11,373,032	1,373,772
Series 3110, Cl. SL, 99.999%, 2/15/26[6]	524,167	64,430
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.386%, 6/1/26[7]	137,253	115,945
Federal National Mortgage Assn.:
4.50%, 9/1/25[8]	5,780,000	6,115,963
5%, 9/1/25-9/1/40[8]	21,756,000	23,115,217
5.50%, 1/25/33-4/1/39	6,999,864	7,502,521
5.50%, 9/1/25-9/1/40[8]	35,724,000	38,217,589
6%, 11/1/34-6/1/35	24,941,759	27,337,937
6%, 9/1/25[8]	21,250,000	22,900,190
6.50%, 5/25/17-11/25/31	4,026,679	4,397,896
6.50%, 9/1/40[8]	9,197,000	10,013,234
7%, 11/1/17-7/25/35	932,144	1,002,575
7.50%, 1/1/33-3/25/33	6,568,100	7,478,878
8.50%, 7/1/32	15,432	17,443
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	884,720	993,514
Trust 1998-61, Cl. PL, 6%, 11/25/28	524,848	582,185
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	740,726	821,856
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,292,691	1,457,882
Trust 2003-130, Cl. CS, 13.573%, 12/25/33[4]	815,048	941,214
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	1,903,000	2,210,117
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,553,000	4,076,075
Trust 2004-101, Cl. BG, 5%, 1/25/20	3,658,000	4,001,776
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	1,207,680	1,235,394
Trust 2004-9, Cl. AB, 4%, 7/1/17	1,091,417	1,127,081
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	1,898,000	2,162,451
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	7,504,312	8,585,565
Trust 2005-12, Cl. JC, 5%, 6/1/28	2,324,181	2,399,639

23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn. Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2005-14, Cl. PC, 5%, 3/1/29	$1,513,075	$1,571,961
Trust 2005-22, Cl. EC, 5%, 10/1/28	888,957	918,424
Trust 2005-30, Cl. CU, 5%, 4/1/29	893,754	926,707
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,655,034
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	4,135,953	4,392,567
Trust 2006-46, Cl. SW, 23.232%, 6/25/36[4]	574,375	855,770
Trust 2006-50, Cl. KS, 23.233%, 6/25/36[4]	1,485,345	2,042,062
Trust 2006-50, Cl. SK, 23.233%, 6/25/36[4]	146,225	205,107
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	598,452	609,114
Trust 2009-37, Cl. HA, 4%, 4/1/19	5,030,517	5,352,031
Trust 2009-70, Cl. PA, 5%, 8/1/35	5,351,919	5,827,112
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 68.846%, 3/17/31[6]	388,563	78,936
Trust 2001-65, Cl. S, 41.28%, 11/25/31[6]	1,295,821	256,910
Trust 2001-81, Cl. S, 32.18%, 1/25/32[6]	304,926	55,272
Trust 2002-47, Cl. NS, 29.591%, 4/25/32[6]	604,038	128,601
Trust 2002-51, Cl. S, 29.915%, 8/25/32[6]	554,589	107,093
Trust 2002-52, Cl. SD, 36.494%, 9/25/32[6]	659,480	119,261
Trust 2002-60, Cl. SM, 41.454%, 8/25/32[6]	1,118,935	147,584
Trust 2002-7, Cl. SK, 41.998%, 1/25/32[6]	350,249	44,966
Trust 2002-75, Cl. SA, 44.017%, 11/25/32[6]	1,585,713	282,322
Trust 2002-77, Cl. BS, 35.565%, 12/18/32[6]	686,692	121,233
Trust 2002-77, Cl. JS, 32.646%, 12/18/32[6]	1,132,738	204,436
Trust 2002-77, Cl. SA, 33.775%, 12/18/32[6]	1,063,906	196,588
Trust 2002-77, Cl. SH, 41.248%, 12/18/32[6]	410,478	76,024
Trust 2002-89, Cl. S, 65.176%, 1/25/33[6]	1,662,539	271,241
Trust 2002-9, Cl. MS, 30.177%, 3/25/32[6]	376,556	67,524
Trust 2002-90, Cl. SN, 43.258%, 8/25/32[6]	576,181	76,875
Trust 2002-90, Cl. SY, 45.461%, 9/25/32[6]	246,545	32,990
Trust 2003-117, Cl. KS, 48.018%, 8/25/33[6]	9,373,860	1,098,271
Trust 2003-33, Cl. SP, 51.974%, 5/25/33[6]	1,387,355	180,493
Trust 2003-46, Cl. IH, 0%, 6/1/33[6,9]	3,001,574	363,310
Trust 2003-89, Cl. XS, 35.657%, 11/25/32[6]	1,489,931	81,555
Trust 2004-54, Cl. DS, 46.744%, 11/25/30[6]	633,263	99,559
Trust 2004-56, Cl. SE, 12.159%, 10/25/33[6]	1,677,480	188,912
Trust 2005-19, Cl. SA, 62.773%, 3/25/35[6]	7,438,739	1,224,010
Trust 2005-40, Cl. SA, 60.137%, 5/25/35[6]	1,636,577	253,497
Trust 2005-6, Cl. SE, 77.84%, 2/25/35[6]	2,297,930	304,239
Trust 2005-71, Cl. SA, 67.674%, 8/25/25[6]	1,862,226	297,804
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[6]	4,709,037	618,397
Trust 2005-87, Cl. SG, 64.538%, 10/25/35[6]	8,698,586	1,331,012
Trust 2005-93, Cl. SI, 9.214%, 10/25/35[6]	2,365,293	286,299
Trust 2006-42, Cl. LI, 16.701%, 6/25/36[6]	4,431,957	548,381
Trust 2006-51, Cl. SA, 37.835%, 6/25/36[6]	19,428,606	2,288,249
Trust 2008-67, Cl. KS, 26.385%, 8/25/34[6]	6,626,729	375,802
Trust 222, Cl. 2, 15.092%, 6/1/23[6]	1,019,919	210,296
Trust 252, Cl. 2, 27.392%, 11/1/23[6]	818,605	170,790

24 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 303, Cl. IO, 21.603%, 11/1/29[6]	$295,244	$62,855
Trust 308, Cl. 2, 16.827%, 9/1/30[6]	751,699	166,390
Trust 320, Cl. 2, 4.447%, 4/1/32[6]	3,118,354	681,300
Trust 321, Cl. 2, 1.981%, 4/1/32[6]	2,777,089	529,666
Trust 331, Cl. 9, 1.523%, 2/1/33[6]	830,276	118,857
Trust 334, Cl. 17, 8.826%, 2/1/33[6]	495,165	84,724
Trust 338, Cl. 2, 0.725%, 7/1/33[6]	632,315	103,953
Trust 339, Cl. 12, 4.711%, 7/1/33[6]	2,006,422	269,670
Trust 339, Cl. 7, 0%, 7/1/33[6,9]	2,916,616	441,768
Trust 343, Cl. 13, 0%, 9/1/33[6,9]	1,819,980	264,403
Trust 343, Cl. 18, 0%, 5/1/34[6,9]	601,480	67,774
Trust 345, Cl. 9, 2.515%, 1/1/34[6]	1,589,308	236,793
Trust 351, Cl. 10, 0%, 4/1/34[6,9]	723,242	101,583
Trust 351, Cl. 8, 0%, 4/1/34[6,9]	1,148,713	163,028
Trust 356, Cl. 10, 6.107%, 6/1/35[6]	976,708	143,392
Trust 356, Cl. 12, 0%, 2/1/35[6,9]	492,227	65,818
Trust 362, Cl. 13, 3.201%, 8/1/35[6]	1,558,393	211,235
Trust 364, Cl. 16, 0%, 9/1/35[6,9]	2,065,405	266,853
Trust 365, Cl. 16, 0%, 3/1/36[6,9]	5,349,390	606,921
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.438%, 9/25/23[7]	385,746	352,270

		285,186,303

GNMA/Guaranteed—2.9%
Government National Mortgage Assn.:
4.50%, 9/1/40[8]	41,670,000	44,241,831
8.50%, 8/1/17-12/15/17	87,510	96,216
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 84.66%, 1/16/27[6]	729,999	133,009
Series 2002-15, Cl. SM, 71.564%, 2/16/32[6]	670,320	129,465
Series 2002-41, Cl. GS, 71.552%, 6/16/32[6]	399,918	92,633
Series 2002-76, Cl. SY, 76.602%, 12/16/26[6]	1,780,930	340,104
Series 2004-11, Cl. SM, 61.80%, 1/17/30[6]	590,699	143,561
Series 2006-47, Cl. SA, 78.232%, 8/16/36[6]	10,592,814	1,719,523

		46,896,342

Non-Agency—4.5%
Commercial—2.4%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	5,615,000	5,598,632
Series 2007-1, Cl. A4, 5.451%, 1/1/17	2,525,000	2,635,239
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	3,250,000	2,790,327

25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Commercial Continued
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.294%, 12/1/49[4]	$3,635,000	$3,173,313
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	440,000	458,190
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	1,375,000	1,403,646
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	78,603	60,439
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	285,078	288,767
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[3]	2,415,000	2,478,185
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.804%, 5/25/35[4]	2,149,210	1,599,711
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	3,200,000	3,198,792
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13	2,590,000	2,691,337
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	590,000	604,648
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	520,000	544,877
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37	2,781,873	2,370,193
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. A2, 5.084%, 2/11/31	3,034,890	3,062,452
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg. Pass-Through Certificates, Series 2005-A5, Cl. A9, 2.752%, 6/1/35[4]	2,226,437	1,961,558
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 6.098%, 2/1/51[4]	1,800,000	1,832,213
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17	1,835,000	1,913,341
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 4.951%, 12/1/35[4]	1,324,198	1,101,797

		39,767,657

26 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Mortgage-Backed Obligations Continued
Manufactured Housing—0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.632%, 3/25/36[4]	$1,846,827	$1,538,561
Multifamily—0.6%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 3.358%, 10/1/35[4]	6,030,000	4,814,343
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	2,305,000	2,396,315
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 2.802%, 2/1/35[4]	1,744,203	1,671,010

		8,881,668

Other—0.3%
Greenwich Capital Commercial Mortgage 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	5,315,000	5,576,983
Residential—1.1%
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	2,235,941	2,036,700
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	2,600,879	2,203,189
Countrywide Alternative Loan Trust 2005-J10, Mtg. Pass-Through Certificates, Series 2005-J10, Cl. 1A17, 5.50%, 10/1/35	7,840,000	6,762,074
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	2,216,519	2,037,448
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3 A1, 2.447%, 5/1/34[4]	3,766,960	3,548,423
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.915%, 9/1/34[4]	2,082,949	2,003,728

		18,591,562

Total Mortgage-Backed Obligations (Cost $391,161,124)		406,439,076

27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities—6.9%
Airspeed Ltd., Airplane Receivables, Series 2007-1 A, Cl. G1, 0.546%, 6/15/32[2,4]	$13,274,063	$10,221,028
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12	1,670,000	1,674,855
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.026%, 1/15/13[3,4]	1,710,000	1,743,789
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13[3]	1,390,000	1,428,655
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	745,000	745,434
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivable Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	690,000	691,885
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.224%, 5/25/34[4]	2,123,397	1,882,457
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	1,070,000	1,073,245
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	5,650,000	5,719,653
Bayview Financial Mortgage Pass-Through Trust 2006-A, Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4, 0.56%, 2/28/41[4]	2,068,990	1,696,928
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.276%, 9/15/41[2,4]	13,257,203	9,744,044
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[3]	514,563	543,422
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[3]	1,835,000	1,840,903
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1, Cl. A2, 2.20%, 10/15/10[3]	838,889	839,613
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	430,000	453,292
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	1,405,893	1,417,941
Series 2010-A, Cl. A2, 0.81%, 3/25/15	2,110,000	2,113,312
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.004%, 2/25/33[4]	39,800	34,499
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[4]	752,915	607,348
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[4]	421,518	340,939
CWHEQ Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates:
Series 2006-S2, Cl. A2, 5.627%, 7/1/27	34,192	29,435
Series 2006-S5, Cl. A2, 5.681%, 6/1/35	16,716,962	9,908,938

28 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Asset-Backed Securities Continued
Daimler Chrysler Auto Trust 2007-A, Automobile Receivable Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13	$1,970,000	$2,039,940
Discover Card Master Trust, Credit Card Receivables, Series 2008-A3, Cl. A3, 5.10%, 10/15/13	1,660,000	1,707,241
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[3]	1,233,407	1,239,564
Ellington Loan Acquisition Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. A2A2, 1.064%, 5/27/37[3,4]	2,021,516	1,801,499
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[3]	1,600,000	1,603,199
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	356,390	356,797
Series 2009-E, Cl. A2, 0.80%, 3/15/12	3,458,918	3,461,472
Series 2010-A, Cl. A4, 2.15%, 6/15/15	2,425,000	2,494,219
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.826%, 9/15/12[4]	1,700,000	1,730,661
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.926%, 12/15/14[3,4]	1,770,000	1,809,855
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	870,000	912,599
GMACM Home Equity Loan Trust 2007-HE2, GMACM Home Equity Loan-Backed Term Nts.:
Series 2007-HE2, Cl. A2, 6.054%, 12/1/37	17,555,143	9,647,455
Series 2007-HE2, Cl. A4, 6.424%, 12/1/37[4]	12,476,244	6,936,941
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	1,605,761	1,609,566
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Class A1, 2.60%, 2/15/14[3]	1,710,000	1,736,805
Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Nts.:
Series 2005-HF1, Cl. A2B, 0.614%, 2/25/36[4]	1,700,944	838,360
Series 2005-HF1, Cl. A2B, 0.614%, 2/25/36[4]	1,281,137	631,445
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11	792,379	793,478
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.526%, 1/20/35[4]	632,690	607,190
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.626%, 3/15/16[4]	1,800,000	1,765,826
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.336%, 12/15/13[4]	1,462,994	1,457,594
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.522%, 6/17/11[2,4]	1,315,000	1,303,199

29 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Morgan Stanley Structured Trust I 2001-1, Asset-Backed Certificates, Series 2004-1, Cl. A1, 0.344%, 6/25/37[4]	$1,763,983	$1,630,439
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.914%, 1/26/15[3,4]	2,850,000	2,859,169
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.426%, 1/15/13[3,4]	1,720,000	1,747,830
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.364%, 7/1/36[4]	1,004,095	694,912
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivable Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	1,635,000	1,635,000
Toyota Auto Receivable Owner Trust 2010-B, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12	1,300,000	1,302,436
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	1,680,000	1,735,192

Total Asset-Backed Securities (Cost $110,957,033)		112,841,498

U.S. Government Obligations—0.6%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15	2,650,000	2,815,005
5%, 2/16/17	910,000	1,070,469
5.25%, 4/18/16	1,600,000	1,895,046
Federal National Mortgage Assn. Nts.:
2.375%, 7/28/15	2,380,000	2,467,936
4.875%, 12/15/16	760,000	887,194
5%, 3/15/16	1,010,000	1,178,686

Total U.S. Government Obligations (Cost $9,769,007)		10,314,336

Non-Convertible Corporate Bonds and Notes—15.8%

Consumer Discretionary—2.3%

Automobiles—0.3%
DaimlerChrysler North America Holding Corp./Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	1,510,000	1,726,117
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	3,270,000	3,275,566

		5,001,683

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	1,625,000	1,702,188

Hotels, Restaurants & Leisure—0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[3]	1,589,000	1,693,259
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	1,810,000	1,972,466

		3,665,725

30 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Household Durables—0.2%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	$2,615,000	$2,962,910

Leisure Equipment & Products—0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	1,475,000	1,599,115
6.125% Sr. Unsec. Nts., 6/15/11	1,610,000	1,668,337

		3,267,452

Media—0.9%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	1,580,000	2,057,640
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,030,000	1,451,141
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	2,915,000	3,217,530
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	1,340,000	1,403,650
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40	1,313,000	1,497,368
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	1,540,000	1,732,500
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	865,000	1,141,030
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	928,000	1,141,574
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18	1,620,000	1,692,900

		15,335,333

Multiline Retail—0.1%
J.C. Penney Co., Inc., (Holding Co.), 7.40% Nts., 4/1/37	1,630,000	1,664,638

Specialty Retail—0.3%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20	1,682,000	1,766,100
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	2,120,000	2,200,630

		3,966,730

Consumer Staples—1.3%

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[3]	2,405,000	3,087,222
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	1,445,000	1,578,663

		4,665,885

Food & Staples Retailing—0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	734,000	1,029,436

31 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Food Products—0.8%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	$460,000	$488,497
8.50% Sr. Unsec. Nts., 6/15/19	880,000	1,066,471
Chiquita Brands International, Inc., 8.875% Sr. Unsec. Unsub. Nts., 12/1/15	10,000,000	10,175,000
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	1,330,000	1,400,493

		13,130,461

Tobacco—0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	1,255,000	1,663,570
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	985,000	1,045,990

		2,709,560

Energy—1.4%

Energy Equipment & Services—0.2%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	1,670,000	1,682,054
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	1,059,000	1,107,353
Weatherford International, Inc., 6.625% Sr. Unsec. Unsub. Nts., Series B, 11/15/11	296,000	310,930

		3,100,337

Oil, Gas & Consumable Fuels—1.2%
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	1,775,000	1,943,625
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	1,147,000	1,344,234
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	1,595,000	1,636,465
Hess Corp., 5.60% Sr. Unsec. Unsub. Bonds., 2/15/41	260,000	271,509
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	2,960,000	3,233,933
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	730,000	804,934
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30[3]	1,181,000	1,275,845
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	945,000	1,049,008
Rockies Express Pipeline LLC, 5.625% Sr. Unsec. Unsub. Nts., 4/15/20[3]	1,135,000	1,145,805
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	1,598,000	1,809,735
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	130,000	139,153
Williams Cos., Inc. (The), Credit Linked Certificates Trust V, 6.375% Sr. Unsec. Nts., 10/1/10[3]	1,225,000	1,228,742
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr. Unsec. Nts., 2/1/17	1,490,000	1,763,336
Woodside Finance Ltd., 4.50% Nts., 11/10/14[3]	2,380,000	2,532,777

		20,179,101

32 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Financials—5.9%

Capital Markets—1.1%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	$2,402,000	$2,563,789
Discover Bank, 7% Sub. Nts., 4/15/20	1,620,000	1,736,175
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	1,785,000	1,671,576
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts., 3/15/20	1,752,000	1,812,924
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17[3]	2,678,000	2,714,879
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[3]	709,000	716,193
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	4,020,000	4,218,648
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,090,158
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13	1,664,000	1,672,902

		18,197,244

Commercial Banks—1.2%
Barclays Bank plc, 6.278% Perpetual Bonds[10]	3,630,000	3,040,125
Comerica Capital Trust II, 6.576% Bonds, 2/20/37[4]	1,996,000	1,876,240
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	2,580,000	2,244,600
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[4]	2,670,000	2,439,713
KeyCorp, 3.75% Sr. Nts., 8/13/15	756,000	765,101
Regions Financial Corp., 5.75% Sr. Unsec. Unsub. Nts., 6/15/15	3,080,000	3,131,722
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec. Unsub. Nts., 8/24/20	1,635,000	1,682,240
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	1,578,000	1,645,317
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	3,355,000	3,480,813

		20,305,871

Consumer Finance—0.2%
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37[4]	2,660,000	2,560,250

Diversified Financial Services—1.2%
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20	4,130,000	4,179,250
6.01% Sr. Unsec. Nts., 1/15/15	1,650,000	1,779,456
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	9,315,000	9,829,449
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	3,465,000	3,977,065

		19,765,220

Insurance—1.8%
American International Group, Inc.:
5.05% Sr. Unsec. Nts., 10/1/15	2,135,000	2,100,306
5.85% Sr. Unsec. Nts., Series G, 1/16/18	1,368,000	1,326,960

33 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Insurance Continued
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	$1,247,000	$1,410,720
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	2,800,000	3,066,092
Hartford Financial Services Group, Inc. (The):
5.25% Sr. Unsec. Nts., 10/15/11	1,685,000	1,746,321
6.625% Sr. Unsec. Unsub. Nts., 3/30/40	1,167,000	1,159,424
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[3]	2,230,000	2,189,195
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	3,205,000	2,724,250
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	1,668,000	1,670,228
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	5,000,000	6,345,450
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[3]	1,660,000	1,663,250
Swiss Re Capital I LP, 6.854% Perpetual Bonds[3,10]	3,291,000	2,868,923
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[3]	1,895,000	1,702,987

		29,974,106

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	715,000	753,453
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	859,000	887,756
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	1,670,000	1,715,123
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	652,000	676,991
ProLogis, 7.625% Sr. Unsec. Nts., 8/15/14	1,465,000	1,584,116

		5,617,439

Health Care—0.5%

Biotechnology—0.1%
Genzyme Corp., 5% Sr. Nts., 6/15/20[3]	1,600,000	1,788,157

Health Care Providers & Services—0.2%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19	1,595,000	1,756,494
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	1,360,000	1,380,653

		3,137,147

Life Sciences Tools & Services—0.2%
Life Technologies Corp., 6% Sr. Nts., 3/1/20	2,735,000	3,129,874

Industrials—1.1%

Aerospace & Defense—0.3%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	1,625,000	1,641,250
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub. Nts., 7/15/39[3]	2,060,000	2,367,826

		4,009,076

34 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Commercial Services & Supplies—0.4%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	$1,125,000	$1,395,835
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	1,661,000	1,773,118
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	1,615,000	1,657,709
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	1,240,000	1,301,334

		6,127,996

Electrical Equipment—0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	1,571,000	1,823,587

Industrial Conglomerates—0.2%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	1,475,000	1,536,419
5.875% Unsec. Unsub. Nts., 1/14/38	605,000	625,948
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	1,360,000	1,718,304

		3,880,671

Machinery—0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	1,360,000	1,472,200

Information Technology—0.4%

Communications Equipment—0.1%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	1,555,000	1,658,582

Electronic Equipment & Instruments—0.2%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts., 7/15/20	2,894,000	3,080,536

Software—0.1%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40[3]	1,672,000	1,825,036

Materials—1.0%

Chemicals—0.2%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	1,490,000	1,709,775
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	1,627,000	1,716,485

		3,426,260

Containers & Packaging—0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	1,790,000	1,928,725
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	1,517,000	1,641,644

		3,570,369

Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	2,347,000	2,608,500
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19	2,353,000	2,927,972
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	279,000	311,801

35 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Metals & Mining Continued
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39	$1,190,000	$1,370,726
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,190,000	1,282,323
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,071,000	1,179,002

		9,680,324

Telecommunication Services—1.1%

Diversified Telecommunication Services—1.0%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	1,513,000	1,742,206
British Telecommunications plc, 9.625% Bonds, 12/15/30	1,000,000	1,377,168
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	1,590,000	1,728,626
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	1,615,000	1,715,938
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	1,517,000	1,710,418
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	2,795,000	2,804,070
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	1,320,000	1,322,086
Telus Corp., 8% Nts., 6/1/11	1,511,000	1,588,209
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	993,000	1,167,752
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	1,390,000	1,442,125

		16,598,598

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	1,156,000	1,342,405

Utilities—0.8%

Electric Utilities—0.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[3]	1,263,000	1,364,596
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	980,000	1,011,568
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	1,100,000	1,103,652
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[3]	1,685,000	2,236,524

		5,716,340

Energy Traders—0.1%
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	1,925,000	2,222,120

Multi-Utilities—0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	1,625,000	1,664,949
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16	2,048,000	2,686,968
Sempra Energy, 9.80% Sr. Unsec. Nts., 2/15/19	780,000	1,098,281

		5,450,198

Total Non-Convertible Corporate Bonds and Notes (Cost $241,757,898)		258,741,045

36 | OPPENHEIMER CAPITAL INCOME FUND

	Principal
	Amount	Value

Convertible Corporate Bonds and Notes—12.5%

Consumer Discretionary—1.4%

Media—0.5%
Liberty Media Corp., 3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for Viacom, Inc., Cl. B common stock or cash based on the value thereof)	$13,500,000	$8,572,500

Specialty Retail—0.9%
CSK Auto, Inc., 6.75% Cv. Sr. Unsec. Nts., 12/15/25[3,4]	11,000,000	14,231,250

Consumer Staples—1.9%

Food & Staples Retailing—0.9%
Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts., 11/15/12	15,000,000	14,137,500

Food Products—1.0%
Chiquita Brands International, Inc., 4.25% Cv. Sr. Unsec. Unsub. Nts., 8/15/16	17,600,000	16,324,000

Energy—1.5%

Energy Equipment & Services—0.7%
Transocean, Inc., 1.625% Cv. Sr. Unsec. Unsub. Nts., Series A, 12/15/37	11,000,000	10,876,250

Oil, Gas & Consumable Fuels—0.8%
Carrizo Oil & Gas, Inc., 4.375% Cv. Sr. Unsec. Nts., 6/1/28	14,500,000	13,611,875

Financials—0.6%

Commercial Banks—0.6%
PNC Financial Services Group, Inc., 4% Cv. Sr. Unsec. Nts., 2/1/11	9,500,000	9,654,375

Health Care—2.9%

Biotechnology—1.3%
Amylin Pharmaceuticals, Inc.:
2.50% Cv. Sr. Unsec. Nts., 4/15/11	10,103,000	10,027,228
3% Cv. Sr. Unsec. Nts., 6/15/14	13,000,000	11,700,000

		21,727,228

Health Care Equipment & Supplies—0.7%
Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts., 12/15/37[4]	12,000,000	10,905,000

Health Care Providers & Services—0.5%
LifePoint Hospitals, Inc.:
3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25	4,000,000	3,875,000
3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14	5,000,000	4,775,000

		8,650,000

Pharmaceuticals—0.4%
Biovail Corp., 5.375% Cv. Sr. Unsec. Nts., 8/1/14[3]	4,200,000	6,898,500

Industrials—1.1%

Electrical Equipment—0.3%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	4,925,000	4,321,688

Machinery—0.7%
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	9,800,000	10,743,250

37 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Convertible Corporate Bonds and Notes Continued
Trading Companies & Distributors—0.1%
United Rentals North America, Inc., 1.875% Cv. Sr. Unsec. Sub. Nts., 10/15/23	$2,300,000	$2,294,250

Information Technology—2.1%

Communications Equipment—1.2%
Alcatel-Lucent USA, Inc., 2.875% Cv. Sr. Unsec. Unsub. Debs., Series B, 6/15/25	22,210,000	19,794,663

Semiconductors & Semiconductor Equipment—0.9%
Advanced Micro Devices, Inc.:
5.75% Cv. Sr. Unsec. Nts., 8/15/12	5,203,000	5,248,526
6% Cv. Sr. Unsec. Nts., 5/1/15	7,007,000	6,893,136
Teradyne, Inc., 4.50% Cv. Sr. Unsec. Nts., 3/15/14	1,250,000	2,239,063

		14,380,725

Telecommunication Services—1.0%

Wireless Telecommunication Services—1.0%
NII Holdings, Inc., 3.125% Cv. Sr. Unsec. Nts., 6/15/12	17,750,000	17,261,870

Total Convertible Corporate Bonds and Notes (Cost $182,151,904)		204,384,924

Event-Linked Bonds—0.7%
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1, Cl. A, 7.643%, 4/6/12[3,4]	1,923,000	2,493,179
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.354%, 8/10/11[3,4]	2,000,000	2,020,800
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.75%, 2/3/14[3,4]	2,100,000	2,052,698
Longpoint Re Ltd. Catastrophe Linked Nts., 5.40%, 12/24/12[3,4]	1,606,000	1,577,574
Midori Ltd. Catastrophe Linked Nts., 3.276%, 10/24/12[3,4]	3,000,000	2,985,000

Total Event-Linked Bonds (Cost $11,324,848)		11,129,251

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.1%
Cliffs Natural Resources, Inc. Put[1]	10/18/10	$60.00	500	225,000
Euro (EUR) Call[1]	4/25/11	1.10	2,000,000	466,672
Euro (EUR) Call[1]	6/15/11	1.00	4,000,000	474,863

Total Options Purchased (Cost $1,626,507)				1,166,535

38 | OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value

Investment Company—19.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.26%[11,12] (Cost $323,019,783)	323,019,783	$323,019,783

Total Investments, at Value (Cost $1,690,842,214)	108.3%	1,775,026,133

Liabilities in Excess of Other Assets	(8.3)	(136,286,296)

Net Assets	100.0%	$1,638,739,837

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Restricted security. The aggregate value of restricted securities as of August 31, 2010 was $28,955,771, which represents 1.77% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

Airspeed Ltd., Airplane Receivables, Series 2007-1 A, Cl. G1, 0.546%, 6/15/32	7/28/10	$10,129,879	$10,221,028	$91,149
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.276%, 9/15/41	11/10/09	8,395,489	9,744,044	1,348,555
Bond Street Holdings LLC, Cl. A	11/4/09	7,500,000	7,687,500	187,500
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.522%, 6/17/11	1/11/10	1,302,408	1,303,199	791

		$27,327,776	$28,955,771	$1,627,995

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $94,545,815 or 5.77% of the Fund’s net assets as of August 31, 2010.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,184,134. See Note 5 of the accompanying Notes.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $24,941,886 or 1.52% of the Fund’s net assets as of August 31, 2010.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $468,215 or 0.03% of the Fund’s net assets as of August 31, 2010.

8.	When-issued security or delayed delivery to be delivered and settled after August 31, 2010. See Note 1 of the accompanying Notes.

9.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

39 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2009	Additions	Reductions	August 31, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	365,623,670	626,610,860	669,214,747	323,019,783

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$323,019,783	$731,966

12.	Rate shown is the 7-day yield as of August 31, 2010.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$36,267,454	$—	$—	$36,267,454
Consumer Staples	49,327,580	—	—	49,327,580
Energy	38,422,406	2,408,752	—	40,831,158
Financials	62,267,155	7,687,500	—	69,954,655
Health Care	56,303,471	—	—	56,303,471
Industrials	42,621,330	—	—	42,621,330
Information Technology	59,652,054	—	—	59,652,054
Materials	28,347,529	—	—	28,347,529
Telecommunication Services	12,771,675	—	—	12,771,675
Utilities	25,896,490	—	—	25,896,490
Preferred Stocks	13,233,300	11,514,063	—	24,747,363
Rights, Warrants and Certificates	268,926	—	—	268,926
Mortgage-Backed Obligations	—	406,439,076	—	406,439,076
Asset-Backed Securities	—	112,841,498	—	112,841,498
U.S. Government Obligations	—	10,314,336	—	10,314,336
Non-Convertible Corporate Bonds and Notes	—	258,741,045	—	258,741,045

40 | OPPENHEIMER CAPITAL INCOME FUND

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Convertible Corporate Bonds and Notes	$—	$204,384,924	$—	$204,384,924
Event-Linked Bonds	—	11,129,251	—	11,129,251
Options Purchased	225,000	941,535	—	1,166,535
Investment Company	323,019,783	—	—	323,019,783

Total Investments, at Value	748,624,153	1,026,401,980	—	1,775,026,133
Other Financial Instruments:
Futures margins	944,688	—	—	944,688
Appreciated swaps, at value	—	41,369	—	41,369
Depreciated swaps, at value	—	463,450	—	463,450

Total Assets	$749,568,841	$1,026,906,799	$—	$1,776,475,640

Liabilities Table
Other Financial Instruments:
Futures margins	$(192,418)	$—	$—	$(192,418)
Depreciated swaps, at value	—	(666,896)	—	(666,896)

Total Liabilities	$(192,418)	$(666,896)	$—	$(859,314)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
	Value as of		unrealized	(amortization)	Net
	August 31,	Realized	appreciation/	of premium/	purchases	Value as of
	2009	gain (loss)	depreciation	discount[1]	(sales)	August 31, 2010

Assets Table
Investments, at Value:
Asset-Backed Securities	$36,648,238	$11,876,074	$(3,802,139)	$291,724	$(45,013,897)	$—
Convertible Corporate Bonds and Notes	91,045	(7,163,333)	7,072,288	—	—	—

Total Assets	$36,739,283	$4,712,741	$3,270,149	$291,724	$(45,013,897)	$—

1.	Included in net investment income.
Futures Contracts as of August 31, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	668	12/21/10	$90,200,875	$841,828
U.S. Treasury Nts., 2 yr.	Sell	303	12/31/10	66,399,610	(14,561)
U.S. Treasury Nts., 5 yr.	Sell	160	12/31/10	19,251,250	(62,796)
U.S. Treasury Nts., 10 yr.	Buy	512	12/21/10	64,320,000	11,592

					$776,063

41 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of August 31, 2010 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Republic of Germany
Goldman Sachs International	Buy	$50,000	0.25%	9/20/15	$(596,126)	$463,450	$(132,676)

	Total	50,000			(596,126)	463,450	(132,676)
Starwood Hotels & Resorts (ITT)
Goldman Sachs International	Buy	5,000	5.00	9/20/14	290,566	(615,032)	(324,466)

	Total	5,000			290,566	(615,032)	(324,466)
Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	1,605	0.70	3/20/17	—	17,108	17,108
Morgan Stanley Capital Services, Inc.	Buy	1,615	0.63	3/20/17	—	24,261	24,261

	Total	3,220			—	41,369	41,369
Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	1,605	1.17	3/20/17	—	(22,311)	(22,311)
Morgan Stanley Capital Services, Inc.	Sell	1,615	1.10	3/20/17	—	(29,553)	(29,553)

	Total	3,220			—	(51,864)	(51,864)

Grand Total Buys					(305,560)	(110,213)	(415,773)
Grand Total Sells					—	(51,864)	(51,864)

Total Credit Default Swaps					$(305,560)	$(162,077)	$(467,637)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
Type of Reference	Potential Payments
Asset on which	for Selling Credit		Reference
the Fund Sold	Protection	Amount	Asset Rating
Protection	(Undiscounted)	Recoverable*	Range**

Investment Grade Single Name Corporate Debt	$3,220,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

42 | OPPENHEIMER CAPITAL INCOME FUND

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of August 31, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Goldman Sachs International	Credit Default Buy Protection	$55,000	$(151,582)
Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	3,220	41,369
	Credit Default Sell Protection	3,220	(51,864)

			(10,495)

Total Swaps			$(162,077)

See accompanying Notes to Financial Statements.

43 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,367,822,431)	$1,452,006,350
Affiliated companies (cost $323,019,783)	323,019,783

1,775,026,133
Cash	488,157
Cash used for collateral on futures	1,390,437
Appreciated swaps, at value (upfront payments $0)	41,369
Depreciated swaps, at value (upfront payments paid $596,126)	463,450
Receivables and other assets:
Investments sold (including $31,153,708 sold on a when-issued or delayed delivery basis)	32,915,290
Interest, dividends and principal paydowns	9,392,208
Futures margins	944,688
Shares of beneficial interest sold	288,480
Other	94,210

Total assets	1,821,044,422

Liabilities
Depreciated swaps, at value (upfront payments received $290,566)	666,896
Payables and other liabilities:
Investments purchased (including $176,013,003 purchased on a when-issued or delayed delivery basis)	177,735,272
Shares of beneficial interest redeemed	2,355,377
Distribution and service plan fees	714,374
Transfer and shareholder servicing agent fees	292,959
Futures margins	192,418
Shareholder communications	165,996
Trustees’ compensation	114,430
Other	66,863

Total liabilities	182,304,585

Net Assets	$1,638,739,837

Composition of Net Assets
Par value of shares of beneficial interest	$200,931
Additional paid-in capital	2,202,505,039
Accumulated net investment income	36,798,434
Accumulated net realized loss on investments and foreign currency transactions	(685,256,604)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	84,492,037

Net Assets	$1,638,739,837

44 | OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,450,829,392 and 177,450,167 shares of beneficial interest outstanding)	$8.18
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.68
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,078,733 and 8,122,066 shares of beneficial interest outstanding)	$8.01
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $100,299,009 and 12,572,204 shares of beneficial interest outstanding)	$7.98
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,532,703 and 2,786,425 shares of beneficial interest outstanding)	$8.09
See accompanying Notes to Financial Statements.

45 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2010

Investment Income
Interest (net of foreign withholding taxes of $1,319)	$56,933,380
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $26,189)	14,740,435
Affiliated companies	731,966
Fee income on when-issued securities	7,575,846
Other income	50,624

Total investment income	80,032,251

Expenses
Management fees	9,348,985
Distribution and service plan fees:
Class A	3,571,050
Class B	752,413
Class C	1,068,973
Class N	116,616
Transfer and shareholder servicing agent fees:
Class A	2,967,196
Class B	388,582
Class C	317,360
Class N	86,759
Shareholder communications:
Class A	307,515
Class B	45,901
Class C	29,951
Class N	5,393
Trustees’ compensation	65,323
Custodian fees and expenses	12,094
Other	312,889

Total expenses	19,397,000
Less waivers and reimbursements of expenses	(2,159,750)

Net expenses	17,237,250

Net Investment Income	62,795,001

46 | OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$81,766,772
Closing and expiration of option contracts written	1,054,828
Closing and expiration of swaption contracts	(1,369,500)
Closing and expiration of futures contracts	12,031,835
Foreign currency transactions	(10,743)
Swap contracts	(4,441,909)

Net realized gain	89,031,283
Net change in unrealized appreciation/depreciation on:
Investments	27,542,737
Translation of assets and liabilities denominated in foreign currencies	(363,972)
Futures contracts	333,962
Option contracts written	166,426
Swap contracts	1,928,264

Net change in unrealized appreciation/depreciation	29,607,417

Net Increase in Net Assets Resulting from Operations	$181,433,701

See accompanying Notes to Financial Statements.

47 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2010	2009

Operations
Net investment income	$62,795,001	$103,442,025
Net realized gain (loss)	89,031,283	(836,225,523)
Net change in unrealized appreciation/depreciation	29,607,417	80,186,880

Net increase (decrease) in net assets resulting from operations	181,433,701	(652,596,618)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(28,175,758)	(23,672,687)
Class B	(807,947)	(1,130,595)
Class C	(1,265,780)	(1,023,144)
Class N	(376,426)	(316,687)

	(30,625,911)	(26,143,113)
Distributions from net realized gain:
Class A	—	(37,059,071)
Class B	—	(2,469,624)
Class C	—	(2,220,061)
Class N	—	(586,051)

	—	(42,334,807)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(203,089,496)	(25,970,924)
Class B	(29,255,483)	(21,629,291)
Class C	(22,007,806)	20,299,818
Class N	(4,277,077)	40,957

	(258,629,862)	(27,259,440)

Net Assets
Total decrease	(107,822,072)	(748,333,978)
Beginning of period	1,746,561,909	2,494,895,887

End of period (including accumulated net investment income (loss) of $36,798,434 and $(4,085,160), respectively)	$1,638,739,837	$1,746,561,909

See accompanying Notes to Financial Statements.

48 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.50	$10.44	$13.10	$12.28	$12.63

Income (loss) from investment operations:
Net investment income[1]	.30	.48	.59	.47	.39
Net realized and unrealized gain (loss)	.53	(3.11)	(1.74)	.82	.16

Total from investment operations	.83	(2.63)	(1.15)	1.29	.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.12)	(.50)	(.42)	(.37)
Distributions from net realized gain	—	(.19)	(1.01)	(.05)	(.53)

Total dividends and/or distributions to shareholders	(.15)	(.31)	(1.51)	(.47)	(.90)

Net asset value, end of period	$8.18	$7.50	$10.44	$13.10	$12.28

Total Return, at Net Asset Value[2]	11.13%	(25.18)%	(9.51)%	10.50%	4.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,450,829	$1,521,396	$2,176,214	$2,754,566	$2,594,507

Average net assets (in thousands)	$1,512,770	$1,388,938	$2,458,736	$2,809,861	$2,608,268

Ratios to average net assets:[3]
Net investment income	3.75%	6.64%	5.11%	3.54%	3.21%
Total expenses	1.02%[4]	1.02%[4]	0.91%[4]	0.88%[4]	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.94%	0.91%	0.88%	0.91%

Portfolio turnover rate[5]	77%	92%	68%	66%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.03%
Year Ended August 31, 2008	0.91%
Year Ended August 31, 2007	0.88%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
See accompanying Notes to Financial Statements.

49 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.36	$10.31	$12.94	$12.14	$12.49

Income (loss) from investment operations:
Net investment income[1]	.22	.41	.49	.35	.28
Net realized and unrealized gain (loss)	.52	(3.09)	(1.71)	.81	.16

Total from investment operations	.74	(2.68)	(1.22)	1.16	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.08)	(.40)	(.31)	(.26)
Distributions from net realized gain	—	(.19)	(1.01)	(.05)	(.53)

Total dividends and/or distributions to shareholders	(.09)	(.27)	(1.41)	(.36)	(.79)

Net asset value, end of period	$8.01	$7.36	$10.31	$12.94	$12.14

Total Return, at Net Asset Value[2]	10.05%	(25.94)%	(10.20)%	9.54%	3.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,079	$87,518	$153,650	$240,849	$258,812

Average net assets (in thousands)	$75,369	$88,562	$193,912	$262,574	$273,916

Ratios to average net assets:[3]
Net investment income	2.81%	5.80%	4.27%	2.70%	2.37%
Total expenses	2.14%[4]	2.03%[4]	1.75%[4]	1.71%[4]	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.85%	1.75%	1.71%	1.74%

Portfolio turnover rate[5]	77%	92%	68%	66%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	2.16%
Year Ended August 31, 2009	2.04%
Year Ended August 31, 2008	1.75%
Year Ended August 31, 2007	1.71%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
See accompanying Notes to Financial Statements.

50 | OPPENHEIMER CAPITAL INCOME FUND

Class C Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.33	$10.26	$12.89	$12.10	$12.46

Income (loss) from investment operations:
Net investment income[1]	.23	.41	.49	.36	.29
Net realized and unrealized gain (loss)	.52	(3.07)	(1.71)	.79	.15

Total from investment operations	.75	(2.66)	(1.22)	1.15	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.08)	(.40)	(.31)	(.27)
Distributions from net realized gain	—	(.19)	(1.01)	(.05)	(.53)

Total dividends and/or distributions to shareholders	(.10)	(.27)	(1.41)	(.36)	(.80)

Net asset value, end of period	$7.98	$7.33	$10.26	$12.89	$12.10

Total Return, at Net Asset Value[2]	10.19%	(25.85)%	(10.22)%	9.53%	3.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100,299	$112,970	$130,753	$184,782	$163,959

Average net assets (in thousands)	$106,999	$82,632	$156,924	$182,640	$165,514

Ratios to average net assets:[3]
Net investment income	2.88%	5.77%	4.29%	2.74%	2.40%
Total expenses	1.89%[4]	1.91%[4]	1.72%[4]	1.69%[4]	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.80%	1.72%	1.69%	1.71%

Portfolio turnover rate[5]	77%	92%	68%	66%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.91%
Year Ended August 31, 2009	1.92%
Year Ended August 31, 2008	1.72%
Year Ended August 31, 2007	1.69%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
See accompanying Notes to Financial Statements.

51 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.42	$10.36	$13.00	$12.20	$12.55

Income (loss) from investment operations:
Net investment income[1]	.27	.44	.54	.42	.34
Net realized and unrealized gain (loss)	.52	(3.09)	(1.71)	.80	.16

Total from investment operations	.79	(2.65)	(1.17)	1.22	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.10)	(.46)	(.37)	(.32)
Distributions from net realized gain	—	(.19)	(1.01)	(.05)	(.53)

Total dividends and/or distributions to shareholders	(.12)	(.29)	(1.47)	(.42)	(.85)

Net asset value, end of period	$8.09	$7.42	$10.36	$13.00	$12.20

Total Return, at Net Asset Value[2]	10.74%	(25.54)%	(9.78)%	10.01%	4.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,533	$24,678	$34,279	$44,568	$35,651

Average net assets (in thousands)	$24,365	$21,877	$39,025	$41,919	$32,598

Ratios to average net assets:[3]
Net investment income	3.37%	6.25%	4.74%	3.19%	2.82%
Total expenses	1.42%[4]	1.44%[4]	1.29%[4]	1.25%[4]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.31%	1.29%	1.25%	1.30%

Portfolio turnover rate[5]	77%	92%	68%	66%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.44%
Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.29%
Year Ended August 31, 2007	1.25%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052
Year Ended August 31, 2007	$1,266,252,411	$1,359,901,233
Year Ended August 31, 2006	$2,212,763,141	$2,305,352,091
See accompanying Notes to Financial Statements.

52 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Capital Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s

53 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads

54 | OPPENHEIMER CAPITAL INCOME FUND

to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of August 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions
Purchased securities	$176,013,003
Sold securities	31,153,708
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

55 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities

56 | OPPENHEIMER CAPITAL INCOME FUND

held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6]	Tax Purposes

$40,193,668	$—	$680,527,221	$76,191,288

1.	As of August 31, 2010, the Fund had $678,311,739 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2015	$24,730,218
2016	34,541,632
2017	96,200,452
2018	522,839,437

Total	$678,311,739

Of these losses, $59,271,851 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,147,371 per year.

2.	The Fund had $15,042 of post-October foreign currency losses which were deferred.

3.	The Fund had $90,922 of post-October passive foreign investment company losses which were deferred.

4.	The Fund had $2,109,518 of straddle losses which were deferred.

5.	During the fiscal year ended August 31, 2010, the Fund did not utilize any capital loss carryforward.

6.	During the fiscal year ended August 31, 2009, the Fund did not utilize any capital loss carryforward.

57 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
	Increase to	Accumulated Net
Increase Paid-in	Accumulated Net	Realized Loss on
Capital	Investment Income	Investments

$61,582,902	$8,714,504	$70,297,406
The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

Distributions paid from:
Ordinary income	$30,625,911	$26,143,113
Long-term capital gain	—	42,334,807

Total	$30,625,911	$68,477,920

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,698,543,974
Federal tax cost of other investments	68,998,502

Total federal tax cost	$1,767,542,476

Gross unrealized appreciation	$115,078,441
Gross unrealized depreciation	(38,887,153)

Net unrealized appreciation	$76,191,288

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the

58 | OPPENHEIMER CAPITAL INCOME FUND

Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

59 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	7,802,417	$62,259,184	9,880,448	$70,888,124
Dividends and/or
distributions reinvested	3,233,169	25,949,865	7,730,381	57,108,730
Acquisition—Note 7	—	—	29,547,222	216,876,613
Redeemed	(36,463,678)	(291,298,545)	(52,675,189)	(370,844,391)

Net decrease	(25,428,092)	$(203,089,496)	(5,517,138)	$(25,970,924)

Class B
Sold	981,464	$7,705,110	1,280,276	$8,915,666
Dividends and/or
distributions reinvested	97,144	767,180	477,971	3,449,546
Acquisition—Note 7	—	—	1,634,241	11,782,874
Redeemed	(4,842,340)	(37,727,773)	(6,415,128)	(45,777,377)

Net decrease	(3,763,732)	$(29,255,483)	(3,022,640)	$(21,629,291)

Class C
Sold	985,137	$7,685,204	1,362,292	$9,566,933
Dividends and/or
distributions reinvested	139,709	1,098,074	415,028	2,977,269
Acquisition—Note 7	—	—	5,533,783	39,732,560
Redeemed	(3,959,894)	(30,791,084)	(4,645,103)	(31,976,944)

Net increase (decrease)	(2,835,048)	$(22,007,806)	2,666,000	$20,299,818

Class N
Sold	555,027	$4,384,592	567,745	$3,968,082
Dividends and/or
distributions reinvested	43,036	342,472	115,562	842,718
Acquisition—Note 7	—	—	504,245	3,660,819
Redeemed	(1,136,715)	(9,004,141)	(1,172,891)	(8,430,662)

Net increase (decrease)	(538,652)	$(4,277,077)	14,661	$40,957

60 | OPPENHEIMER CAPITAL INCOME FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$945,298,125	$1,148,115,561
U.S. government and government agency obligations	18,870,486	20,611,909
To Be Announced (TBA) mortgage-related securities	3,224,346,084	3,374,267,286
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2010, the Fund paid $3,635,214 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

61 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class B	$9,122,449
Class C	8,298,014
Class N	976,338
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2010	$218,616	$61	$156,749	$5,819	$2,285
Waivers and Reimbursements of Expenses. Effective April 1, 2009, the Manager agreed to voluntarily waive the advisory fee by 0.17% of the Fund’s average annual net assets for all classes through March 31, 2010. During the year ended August 31, 2010, the Manager waived $1,726,503.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2010, the Manager waived fees and/or reimbursed the Fund $306,076 for IMMF management fees.

62 | OPPENHEIMER CAPITAL INCOME FUND

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended August 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$122,502
Class N	4,669
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

63 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be

64 | OPPENHEIMER CAPITAL INCOME FUND

creditworthy at the time of the transaction. As of August 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,446,354, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $789,953 as of August 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
As of August 31, 2010 the Fund has required certain counterparties to post collateral of $771,044.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of August 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $10,495, for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of August 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

65 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of August 31, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of			Statement of
Accounted for	Assets and			Assets and
as Hedging	Liabilities			Liabilities
Instruments	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$41,369
Credit contracts	Depreciated swaps, at value	463,450		Depreciated swaps, at value	$666,896
Equity contracts	Investments, at value	225,000	**
Foreign exchange contracts	Investments, at value	941,535	**
Interest rate contracts	Futures margins	944,688	*	Futures margins	192,418	*

Total		$2,616,042			$859,314

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
		Closing and	Closing and
Derivatives Not	Investments	expiration of	expiration	Closing and
Accounted for	from	swaption	of option	expiration of
as Hedging	unaffiliated	contracts	contracts	futures	Swap
Instruments	companies*	written	written	contracts	contracts	Total

Credit contracts	$—	$—	$—	$—	$(4,441,909)	$(4,441,909)
Equity contracts	(4,791,974)	—	1,054,828	—	—	(3,737,146)
Foreign exchange contracts	253,500	—	—	—	—	253,500
Interest rate contracts	—	(1,369,500)	—	12,031,835	—	10,662,335

Total	$(4,538,474)	$(1,369,500)	$1,054,828	$12,031,835	$(4,441,909)	$2,736,780

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not		Option
Accounted for as		contracts	Futures	Swap
Hedging Instruments	Investments*	written	contracts	contracts	Total

Credit contracts	$—	$—	$—	$1,928,264	$1,928,264
Equity contracts	1,005,813	166,426	—	—	1,172,239
Foreign exchange contracts	(423,465)	—	—	—	(423,465)
Interest rate contracts	—	—	333,962	—	333,962

Total	$582,348	$166,426	$333,962	$1,928,264	$3,011,000

*	Includes purchased option contracts and purchased swaption contracts, if any.

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Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of August 31, 2010, the Fund held no outstanding forward contracts.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

67 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended August 31, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of August 31, 2009	2,600	$474,488	1,300	$535,586
Options written	350	174,751	175	137,944
Options closed or expired	(2,950)	(649,239)	(1,475)	(673,530)

Options outstanding as of August 31, 2010	—	$—	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement

69 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

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     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Swaption Transactions. The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.
     Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
     The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

71 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Written swaption activity for the year ended August 31, 2010 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums

Swaptions outstanding as of August 31, 2009	$—	$—
Swaptions written	1,000,000,000	3,600,000
Swaptions closed or expired	(1,000,000,000)	(3,600,000)

Swaptions outstanding as of August 31, 2010	$—	$—

6. Restricted Securities
As of August 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Acquisition of Oppenheimer Convertible Securities Fund
On August 6, 2009, the Fund acquired all of the net assets of Oppenheimer Convertible Securities Fund (“Convertible Securities”), pursuant to an Agreement and Plan of Reorganization approved by the Convertible Securities shareholders on July 31, 2009. The exchange qualified as a tax-free reorganization for federal income tax purposes.
Details of the merger are shown in the following table:

	Exchange Ratio to	Shares of	Value of Issued
	One Share of the	Beneficial	Shares of	Combined Net
	Convertible	Interest Issued	Beneficial	Assets on
	Securities	by the Fund	Interest	August 6, 2009[1]

Class A	1.526814	23,616,168	$173,342,676	$1,512,969,527
Class B	1.558386	1,634,241	$11,782,874	$86,825,315
Class C	1.561290	5,533,783	$39,732,560	$112,512,301
Class N	1.543169	504,245	$3,660,819	$24,319,909
Class M2	1.525141	5,931,054	$43,533,937	Combined in Class A

1.	The net assets acquired included net unrealized depreciation of $5,988,078 and an unused capital loss carryforward of $110,959,837, potential utilization subject to tax limitations.

2.	The Fund issued Class A shares in exchange for Class M shares of Convertible Securities.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the

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Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Capital Income Fund for the years ended prior to September 1, 2008 were audited by other auditors whose report dated October 13, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
October 20, 2010

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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 17.23% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $13,663,651 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2010, the maximum amount allowable but not less than $52,891,827 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borre and Krishna Memani, the portfolio managers for the Fund since April 15, 2009, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation conservative funds. The Board considered that, while the Fund underperformed its performance universe median during the one-, three-, five- and ten-year periods, the Fund’s performance for the year-to-date and one-year periods ended April 30, 2010 was in the first quintile. The Board also noted that the Fund changed portfolio managers effective April 15, 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mixed-asset target allocation conservative funds with comparable asset levels and distribution features. The Board considered that both the Fund’s total expenses and

77 | OPPENHEIMER CAPITAL INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
actual management fees were lower than their expense group medians. The Board also noted that the Manager voluntarily waived 0.17% of its management fee after all other waivers and/or reimbursements from April 1, 2009 through March 31, 2010.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1998) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent

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Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Jon S. Fossel, Continued	holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004- March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004- October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005- March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003- November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006- September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Keffer, Zack and Ms. Borré, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President and Portfolio Manager (since 2009) Age: 43	Vice President of the Manager (since April 2003) and a Senior Research Analyst of the Manager (February 2003-April 2009). Prior to joining the Manager, Managing Director and Partner at J&W Seligman (July 1996-January 2003); Adjunct Assistant Professor of Finance and Economics at Columbia Business School (2003-2005); served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (2004-2005). A portfolio manager and an officer of 1 portfolio in the OppenheimerFunds complex.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 50	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds

83 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Continued	International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.

84 | OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.

85 | OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

86 | OPPENHEIMER CAPITAL INCOME FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol. We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.

87 | OPPENHEIMER CAPITAL INCOME FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $36,600 in fiscal 2010 and $36,600 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fee for fiscal 2010 and $3,500 for fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $335,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan, review of N-14, and professional services for FIN 48 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,599 in fiscal 2010 and $7,426 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $344,499 in fiscal 2010 and $218,966 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority,

upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	10/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	10/11/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	10/11/2010